Prepayments and Other Assets (Details) $ in Thousands, ¥ in Millions	Oct. 22, 2018	Apr. 20, 2020 USD ($)	Apr. 20, 2020 CNY (¥)
Prepayments and Other Assets [Abstract]
Land use right agreement, description	the Company signed a land use right agreement with the government of Touqiao Town, Yangzhou City and paid RMB 50 million ($6.9 million) and RMB 60 million ($8.27 million), respectively, in 2018 and 2019 according to the agreement.
Paid deposit		$ 11,720	¥ 85
Annual interest rate		3.50%	3.50%